EXHIBIT 10.4

AMENDMENT NO. 2 TO FISCAL AGENCY AGREEMENT

        This AMENDMENT NO. 2 TO FISCAL AGENCY AGREEMENT (this “Amendment”) dated as of May 29, 2003, is by and among iBASIS, INC., a Delaware corporation (together with its permitted successors and assigns, the “Company”), IBASIS GLOBAL, INC., a Delaware corporation (together with its permitted successors and assigns, “iBasis Global”, and collectively with the Company, the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, as the fiscal agent, paying agent, note registrar and authenticating agent (in such capacity, together with its permitted successors and assigns, the “Fiscal Agent”).

        WHEREAS, the Issuer and the Fiscal Agent are parties to a Fiscal Agency Agreement dated as of January 30, 2003 (as amended and in effect from time to time, the “Fiscal Agency Agreement”), pursuant to which the Issuer appointed the Fiscal Agent to act as paying agent, registrar and transfer agent in respect of the Issuer’s 11.5% Senior Secured Notes due 2005 (the “Notes”);

        WHEREAS, Section 17(a)(v) of the Fiscal Agency Agreement provides that the Issuer and the Fiscal Agent may enter into a supplemental agreement to cure any ambiguity, correct or supplement any provision which may be inconsistent with any provision in the Fiscal Agency Agreement, or to make any other provisions with respect to matters or questions arising from the Fiscal Agency Agreement upon receipt by the Fiscal Agent of written direction from the Issuer;

        WHEREAS, the Issuer maintains that the restrictions set forth in Section 10(b) of the Fiscal Agency Agreement apply solely to transfers of Notes and not to direct sales of Notes by the Issuer and the Issuer hereby directs the Fiscal Agent to amend such section;

        WHEREAS, the Issuer and the Fiscal Agent have agreed, on the terms and conditions set forth herein, to amend Section 10(b) of the Fiscal Agency Agreement to clarify that such section applies only to transfers of Notes and not to direct sales of Notes by the Issuer; and

        WHEREAS, capitalized terms which are used herein without definition and which are defined in the Fiscal Agency Agreement shall have the same meanings herein as in the Fiscal Agency Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Fiscal Agent hereby agree as follows:

        §1.       Amendment to Section 10(b) of the Fiscal Agency Agreement. Section 10(b) of the Fiscal Agency Agreement is hereby amended to insert at the beginning of the first sentence thereof “Except for sales by the Issuer directly to the Acceding Holders under that certain Joinder Agreement, dated as of May 29, 2003, among iBasis, Inc., iBasis Global, Inc., the Acceding Holders named therein, and U.S. Bank National Association, as Collateral Agent,”.

        §2.       NoOtherAmendments.  Except as expressly provided in this Amendment, all of the terms and conditions of the Fiscal Agency Agreement remain in full force and effect.

        §3.       ExecutioninCounterparts.  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

        §4.       Miscellaneous.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

The Issuer: iBASIS, INC. By: /s/ Ofer Gneezy —————————————— Name: Ofer Gneezy Title: President & CEO
iBASIS GLOBAL, INC. By: /s/ Richard Tennant —————————————— Name: Richard Tennant Title: Treasurer & CFO
The Fiscal Agent: U.S. BANK NATIONAL ASSOCIATION By: /s/ John A. Brennan —————————————— Name: John A. Brennan Title: Trust Officer